GOODWILL	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL
GOODWILL

The changes in the carrying amount of goodwill for the years ended December 31 were as follows:

	2019	2018
Balance at beginning of year	$211,074	$218,516
Goodwill acquired (note 5(c) and 5(d))	—	1,016
Disposal of assets of a business unit	—	(2,073)
Foreign currency translation adjustments	(3,479)	(6,385)
	$207,595	$211,074

IoT Solutions	$121,429	$123,213
Embedded Broadband	86,166	87,861
	$207,595	$211,074

During the first quarter of 2019, the Company implemented certain strategic and organizational structure changes that resulted in the change of our reporting units. Effective March 31, 2019, we have two reportable segments and two reporting units: (a) IOT Solutions and (b) Embedded Broadband. As a result, we reassigned our assets and liabilities and goodwill to the two new reporting units. Goodwill has been reassigned to the new reporting units using a fair value allocation approach, i.e. discounted cash flow analysis. We have reclassified our comparative information.
We assessed the recoverability of goodwill as at October 1, 2019 for each of the identified reporting units and determined that the fair value of each of the two reporting units exceeded its carrying value. Therefore, the second step of the impairment test that measures the amount of an impairment loss by comparing the implied fair market value with the carrying amount of goodwill for each reporting unit was not required.

There was no impairment of goodwill during the years ended December 31, 2019, 2018 and 2017.